UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 26, 2008
                        (Date of earliest event reported)



                         THE AMERICAN ENERGY GROUP, LTD.
                         -------------------------------
        (Exact name of small Business Issuer as specified in its charter)


                 NEVADA                                    87-0448843
                 ------                                    ----------
    (State or other jurisdiction of            (IRS Employer Identification No.)
     incorporation or organization)

                                                               1311
                                                               ----
                                                  (Primary Standard Industrial
                                                        Classification Code)

      120 Post Road West, Suite 202
         Westport, Connecticut                                 06880
         ----------------------                                -----
(Address of principle executive offices)                    (Zip Code)


                                 (203) 222-7315
                                 --------------
                 Issuer's telephone number, including area code

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On September 26, 2008, the Company signed a contract engaging the auditing firm of Bouwhuis, Morrill & Company as its auditors for the fiscal year ended June 30, 2008. Douglas W. Morrill, CPA, of the firm shall serve as the audit partner with primary responsibility. The effective date of the engagement of Bouwhuis, Morrill & Company is September 1, 2008.

     The Company made the appointment after five (5) successive years of service by its prior auditing firm, Chisholm, Bierwolf & Nilson, in order to comply with the auditor rotation requirements of the Sarbanes-Oxley Act. As the former accountant, Chisholm, Bierwolf & Nilson declined to continue as the Company's auditors solely because Section 203 of the Act requires rotation from the lead or coordinating audit partner having primary responsibility for the audit or review of the audit if such partner has performed services for the particular issuer in each of the five (5) prior fiscal years. Chisholm, Bierwolf & Nilson fell within the obligatory rotation provisions of Sarbanes-Oxley necessitating a new auditor engagement.

     The effective date of resignation by Chisholm, Bierwolf & Nilson was August 31, 2008.

     The decision to change accountants was approved by the Board of Directors of the Company on August 29, 2008.

     During the two (2) most recent fiscal years and prior to engaging Bouwhuis, Morrill & Company as the new independent auditing firm, neither the Company nor anyone on its behalf consulted the newly engaged accounting firm or its principals as to the application of accounting principles to a specified transaction, either completed or proposed, nor the type of audit opinion that might be rendered on the Company's financial statements, or as to any other matter.

     The former accountant's reports during the past two (2) fiscal years did not contain an adverse opinion nor a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years preceding declination to serve, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

     Number    Description
     ------    -----------
     16.1      Letter from former independent accountant dated October 29, 2008.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE AMERICAN ENERGY GROUP, LTD.
Date: November 4, 2008

                                           By: /s/ Pierce Onthank
                                           -------------------------------------
                                           Pierce Onthank
                                           Chief Executive Officer and President